UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

FLAGSTONE REINSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Crawford House, 23 Church Street, Hamilton HM 11, Bermuda

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:  (441) 278-4300

(Former name or former address, if changed since last report):  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                     Regulation FD Disclosure.

Flagstone Reinsurance Holdings Limited (the “Company”) announced on September 5, 2007 that David Brown, the Company’s Chief Executive Officer, will be presenting at the 2007 Lehman Brothers Financial Services Conference at the Hilton New York Hotel, New York City on September 12th, 2007 at 8:30am EDT.

A press release announcing the presentation, and slides to be included in the presentation, are furnished as Exhibit 99.1 and Exhibit 99.2 to this report and incorporated herein by reference.

The information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits:

Exhibit No.	Description
99.1	Press release dated September 5, 2007

99.2	Slides from presentation by management

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS
LIMITED

Date: September 7, 2007

	By:	/s/ Donald A. Emeigh, Jr., Esq.
Donald A. Emeigh, Jr., Esq.
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 5, 2007

99.2	Slides from presentation by management